As filed with the Securities and Exchange Commission on April 9, 2013
File Nos. 333-148886 and 811-22177

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
Registration Statement Under the Securities Act of 1933
Pre-Effective Amendment No. 2
and
Registration Statement Under the Investment Company Act of 1940
Amendment No. 4

EXCHANGE TRADED SPREADS TRUST
(Exact Name of Registrant as Specified in its Charter)

44 Montgomery Street, Suite 2100, San Francisco, California 94104
(Address of Principal Executive Office)

Registrant's Telephone Number: (415) 398-2727

STEPHEN C. ROGERS
44 Montgomery Street, Suite 2100, San Francisco, California 94104
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
|_|	immediately upon filing pursuant to Rule 485(b)
|_|	on ______________ pursuant to Rule 485(b)
|_|	60 days after filing pursuant to Rule 485(a)(1)
|_|	75 days after filing pursuant to Rule 485(a)(2)
|_|	on ______________ pursuant to Rule 485(a)

PLEASE SEND ALL COMMUNICATIONS, NOTICE, AND ORDER TO:

Stephen C. Rogers
ETSpreads, LLC
44 Montgomery Street, Suite 2100
San Francisco, CA 94104

WITH A COPY TO:
James M. Cain, Esq.
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW., Suite 700
Washington, D.C. 20001-3980

EXCHANGE TRADED SPREADS TRUST
CONTENTS OF PRE-EFFECTIVE AMENDMENT

This Pre-Effective Amendment to the registration statement of the Registrant contains the following documents:

Facing Sheet

Contents of Pre-Effective Amendment

Part A -	Summary & Statutory Combined Prospectus for shares of Exchange Traded Spreads Trust

Part B -	Statement of Additional Information for shares of Exchange Traded Spreads Trust

Part C -	Other Information

Signature page

Prospectus dated XXXXXXXX 1, 2013

NYSE Arca Ticker

ETSPREADS INVESTMENT GRADE TIGHTEN FUND	XXXX

ETSPREADS INVESTMENT GRADE WIDEN FUND	XXXX

ETSPREADS HIGH YIELD TIGHTEN FUND	XXXX

ETSPREADS HIGH YIELD WIDEN FUND	XXXX

This Prospectus provides important information about each of the Funds (individually a “Fund” and collectively “Funds”), which are a series of Exchange Traded Spreads Trust (the “Trust”). Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information (“SAI”) carefully and keep it for future reference.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U. S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

ETSpreads Investment Grade Tighten Fund	X
ETSpreads Investment Grade Widen Fund	X
ETSpreads High Yield Tighten Fund	X
ETSpreads High Yield Widen Fund	X
More Information about the Trust and the Funds	X
More Information about the Funds’ Investment Objective	X
Further discussion of the funds’ Principal Investment Strategies	X
A Further Discussion of Principal Risks	X
More Information about the Non-Principal Investment Strategies of the Fund	X
Management of the Funds	X
Other Service Providers	X
Shareholder Information	X
Tax Consequences	X
Financial highlights	X

-ii-

ETSPREADS INVESTMENT GRADE TIGHTEN FUND

Ticker: XXXX	Stock Exchange: NYSE Arca

Investment Objective
The investment objective of the Fund is to track the total return of the investment grade credit market so that the Fund will seek to increase in value when credit markets improve.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	x.xx%
Distribution and Service (12b-1) Fees	x.xx%
Other Expenses (a)	x.xx%
Total Annual Fund Operating Expenses	x.xx%

(a)	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If commissions were included, your costs would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS
ETSpreads Investment Grade Tighten Fund	$XXX	$XXX

Portfolio Turnover
The Fund pays transaction costs, such as a commission or a spread, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in derivatives and money market instruments that the Manager believes, in combination, should provide investment results that correspond to the investment grade credit market.  The Fund is not technically an index fund but the manager will seek to passively manage the Fund so that the average maturity will track the five-year investment grade corporate credit market. The advisor will seek to maintain exposure to the investment grade market regardless of market and/or credit conditions and will not take defensive positions in cash or other securities in anticipation of adverse market conditions.

1

Currently, the most widely tracked investment grade index (“IGI”) is the Markit CDX North American Investment Grade Index.  The Fund will use this index as its benchmark with the expectation that a Fund’s total return will track the performance of its benchmark, before fees and expenses, plus the return on U.S. Treasury securities (as defined below) and interest income, if any.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Derivatives:  The fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying instrument, interest rate or index. The fund generally invests in derivatives in order to gain access specifically to the credit market it seeks to replicate. These derivatives principally include:

Credit Default Swaps (“CDS”):  These are bilateral financial contracts that transfer credit exposure between two parties.   CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in investment grade bonds. One party to a CDS (the “buyer”) receives credit protection, whereas the other party (the “seller”) to a CDS is selling credit protection. The seller typically receives one or more pre-determined periodic payments from the buyer.  These payments are in consideration for guaranteeing to make a specific payment to the buyer should a negative credit event occur with respect to the issuer referenced in the CDS. The seller of a CDS would not make any payments to the buyer unless there is a negative credit event.

Futures Contracts: A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

Money Market Instruments:  The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

US Treasury Obligations:  The Fund invests in obligations of the U.S. Department of the Treasury (“U.S. Treasury”), including Treasury bills, bonds and notes, Strips and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements fully collateralized by U.S. Treasury securities. Theses debt securities carry different interest rates, maturities and issue dates.

The advisor will not use leverage so that the notional value of the swaps held by the Fund will not exceed the total net assets of the Fund. For example, if the Fund had $50 million in net assets, it could enter into a swap with a notional value of the same $50 million. Some portion of the Fund’s cash would be used for collateral and the balance would remain in U.S. government securities like treasury bills, short-term, high-quality fixed income securities, money market instruments, cash, and other cash equivalents with maturities of one year or less.

Summary of Principal Risks

The Fund is subject to a number of risks that may affect the value of its shares, including:

Tracking Error Risk:  While the Fund is actively managed, its investment objective is to manage its return towards (or “track”) the return of the IGI.  Tracking error can arise due to factors such as the effect of transaction fees and expenses incurred by the Fund, changes in composition of the benchmark, and the ability of the manager to successfully implement its investment strategy.  Additionally, the Fund invests in U.S. Treasury Securities and money market instruments, which are not included in its benchmark.  The performance of these investments may also impact the ability of the Fund to track its benchmark.

Derivatives Risk:  The Fund uses investment techniques, including the use of derivatives, that are highly specialized and may be considered aggressive.  Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments.  The use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments.  The derivatives market is subject to a changing regulatory environment.  It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

2

CDS Risk:

•
CDS.  With respect to any CDS, the Fund will normally be a net protection “seller” of CDS.  When the Fund is a seller of an unfunded CDS, upon the occurrence of a credit event with respect to the Reference Entity, the Fund has an obligation to pay to the protection buyer the full notional value of a defaulted reference obligation and take delivery from the counterparty of such obligation either through physical settlement or cash settlement.  Risks of CDS include the difficulties in valuing a CDS depending on whether an active market exists for them or the lack of pricing transparency and the risk that the CDS utilized by the Fund perform in a manner that does not correlate to the investment grade market or perform in other ways that are not expected.  Because certain CDS involve many reference issuers and there are no limitations on the notional amount established for CDS, the Fund may use a single counterparty or a small number of counterparties, in which case, counterparty risk would be amplified.  A CDS may involve greater risks than investing directly in the underlying reference obligations.  For example, a CDS may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the CDS.  Investing in CDS may be considered an aggressive investment technique.

•
OTC swaps.  The Fund’s positions in OTC CDS are subject to counterparty risk, market risk and interest rate risk.  Since OTC CDS may be physically settled, the counterparty may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value.  An active market may not exist for any of the CDS in which the Fund invests or in the reference obligation subject to the CDS.  As a result, the Fund’s ability to maximize returns or minimize losses on such CDS may be impaired.

•
Cleared swaps.  While a limited number of swaps are currently cleared, it is anticipated that a greater number of swaps will be cleared in the future.  Swaps that are cleared are subject to exposure to the creditworthiness of the clearing organization and its futures commission merchant involved in the transaction.  For example, a Fund could lose margin payments it has deposited with a clearing organization or its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization or its futures commission merchant if the clearing organization or its futures commission merchant breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy.  In the event of bankruptcy of the clearing organization or its futures commission merchant, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s or its futures commission merchant’s other customers, potentially resulting in losses to the Fund.

Futures Risk:  The risks of investing in futures on CDS are similar to the risks of investing in cleared swaps; however futures are more liquid because they are exchange-traded.

Market Risk:  Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day.  This volatility may cause the value of your investment in the Fund to decrease.

Trading Risk:  Shares of the Fund may trade below their net asset value (“NAV”).  The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings.  In addition, although the Fund’s shares are currently listed on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained.

Frequent Trading Risk: The Fund’s strategy involves buying and selling swap contracts frequently to maintain exposure to only “on-the-run” contracts. Consequently, the Fund is expected to have relatively high “portfolio turnover,” generally in excess of 100%. The frequent purchases and sales may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.  Frequent trading risk may cause the Fund’s performance to be less than expected.

3

Exposure to Debt Instrument Risk:  The Fund seeks exposure to CDS whose value is determined largely by the values of debt instruments to which the CDS relates.  In addition, the Fund will directly invest in U.S. Treasury Securities, a type of debt instrument.  Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors.  Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.  Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates.  In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations.  To the extent the Fund is exposed to debt instruments, such factors may cause the value of an investment in the Fund to change.

Counterparty Risk:  Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount the Fund expects to receive from counterparties to OTC derivatives or repurchase agreements entered into by the Fund, including the return of collateral posted by the Fund to secure the Fund’s payment obligations.  If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.  The counterparty risk for cleared derivatives is generally lower than for OTC transactions because a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations.  However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Liquidity Risk:  Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange or other securities exchange on which shares are listed, make trading in shares inadvisable.  In addition, the Fund’s investments in swaps and futures or other types of derivatives may be subject to restrictions on the amount and timing of any settlements, which may adversely affect the Fund’s performance.

Early Close/Late Close/Trading Halt Risk:  An unanticipated early close, late close, or trading halt of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day.  In addition, an exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives.  In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments or may incur substantial trading losses.

Interest Rate Risk: Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Tax Risk: In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund, among other things, must derive at least 90% of its gross income in each taxable year from certain categories of income, diversify its holdings to satisfy certain diversification tests, and distribute annually to its shareholders at least 90% of its ordinary income realized net short-term capital gains.  If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Concentration Risk:  The Fund is classified as “non-diversified” under the federal securities laws.  The Fund has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers or in contracts with a small number of counterparties, if the Advisor determines that doing so is the most efficient means of meeting its investment objective.  This would make the performance of the Fund more susceptible to a single economic, political or regulatory event than a more diversified fund might be.

4

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.etspreads.com.

Management
The Adviser is ETSpreads, LLC and its principal office is located at 44 Montgomery Street, Suite 2100, San Francisco, CA 94104.

Portfolio Managers
William P. Mock is the lead member of the portfolio management team and has been since the fund’s inception in 2013. Steve Rogers has served as a member of the portfolio management team since the fund’s inception in 2013.

How to Buy and Sell Shares

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of XX,XXX shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a DTC participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for XX,XXX shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Payment to Broker-Dealers and Other Financial Intermediaries
Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (ie: a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict  of  interest  by  influencing  broker-dealers  or  other  intermediaries  and  your  salesperson  to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

ETSPREADS INVESTMENT GRADE WIDEN FUND

Ticker: XXXX	Stock Exchange: NYSE Arca

Investment Objective
The investment objective of the Fund is to track the inverse of the total return of the investment grade credit market so that the fund will seek to increase in value when credit markets deteriorate.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	x.xx%
Distribution and Service (12b-1) Fees	x.xx%
Other Expenses (a)	x.xx%
Total Annual Fund Operating Expenses	x.xx%

(a)	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If commissions were included, your costs would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS
ETSpreads Investment Grade Widen Fund	$XXX	$XXX

Portfolio Turnover
The Fund pays transaction costs, such as a commission or a spread, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in derivatives and money market instruments that the Manager believes, in combination, should provide investment results that correspond to the inverse of the investment grade credit market.  The Fund is not technically an index fund but the manager will seek to passively manage the Fund so that the average maturity will track the inverse performance of the five-year investment grade corporate credit market. The advisor will seek to maintain inverse exposure to the investment grade market regardless of market and/or credit conditions and will not take defensive positions in cash or other securities in anticipation of adverse market conditions.

6

Currently, the most widely tracked investment grade index (“IGI”) is the Markit CDX North American Investment Grade Index.  The Fund will use the inverse of this index as its benchmark with the expectation that a Fund’s total return will track the performance of its benchmark, before fees and expenses, plus the return on U.S. Treasury securities (as defined below) and interest income, if any.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Derivatives:  The fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying instrument, interest rate or index. The fund generally invests in derivatives in order to gain access specifically to the credit market it seeks to replicate. These derivatives principally include:

Credit Default Swaps (“CDS”):  These are bilateral financial contracts that transfer credit exposure between two parties.   CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in investment grade bonds. One party to a CDS (the “buyer”) receives credit protection, whereas the other party (the “seller”) to a CDS is selling credit protection. The seller typically receives one or more pre-determined periodic payments from the buyer.  These payments are in consideration for guaranteeing to make a specific payment to the buyer should a negative credit event occur with respect to the issuer referenced in the CDS. The seller of a CDS would not make any payments to the buyer unless there is a negative credit event.

Futures Contracts: A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

Money Market Instruments:  The fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

US Treasury Obligations:  The Fund invests in obligations of the U.S. Department of the Treasury (“U.S. Treasury”), including Treasury bills, bonds and notes, Strips and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements fully collateralized by U.S. Treasury securities. Theses debt securities carry different interest rates, maturities and issue dates.

The advisor will not use leverage so that the notional value of the swaps held by the Fund will not exceed the total net assets of the Fund. For example, if the Fund had $50 million in net assets, it could enter into a swap with a notional value of the same $50 million. Some portion of the Fund’s cash would be used for collateral and the balance would remain in U.S. government securities like treasury bills, short-term, high-quality fixed income securities, money market instruments, cash, and other cash equivalents with maturities of one year or less.

SUMMARY OF PRINCIPAL RISKS
The Fund is subject to a number of risks that may affect the value of its shares, including:

Tracking Error Risk:  While the Fund is actively managed, its investment objective is to manage its return towards (or “track”) the inverse of the return of the IGI.  Tracking error can arise due to factors such as the effect of transaction fees and expenses incurred by the Fund, changes in composition of the benchmark, and the ability of the manager to successfully implement its investment strategy.  Additionally, the Fund invests in U.S. Treasury Securities and money market instruments, which are not included in its benchmark.  The performance of these investments may also impact the ability of the Fund to track its benchmark.

Derivatives Risk: The Fund uses investment techniques, including the use of derivatives, that are highly specialized and may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. The use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments.  The derivatives market is subject to a changing regulatory environment.  It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

7

CDS Risk:

•
CDS.  With respect to any CDS, the Fund will normally be a net protection “buyer” of CDS and, therefore, will be required to make the ongoing payments specified under such contracts that represent the cost of purchasing protection from adverse credit events relating to a Reference Entity.  Risks of CDS include the difficulties in valuing a CDS depending on whether an active market exists for them or the lack of pricing transparency and the risk that the CDS utilized by the Fund perform in a manner that does not correlate to the investment grade market or perform in other ways that are not expected.  Because certain CDS involve many reference issuers and there are no limitations on the notional amount established for CDS, the Fund may use a single counterparty or a small number of counterparties, in which case, counterparty risk would be amplified.  A CDS may involve greater risks than investing directly in the underlying reference obligations.  For example, a CDS may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the CDS.  Investing in CDS may be considered an aggressive investment technique.

•
OTC swaps.  The Fund’s positions in OTC CDS are subject to counterparty risk, market risk and interest rate risk.  Since OTC CDS may be physically settled, the counterparty may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value.  An active market may not exist for any of the CDS in which the Fund invests or in the reference obligation subject to the CDS.  As a result, the Fund’s ability to maximize returns or minimize losses on such CDS may be impaired.

•
Cleared swaps.  While a limited number of swaps are currently cleared, it is anticipated that a greater number of swaps will be cleared in the future.  Swaps that are cleared are subject to exposure to the creditworthiness of the clearing organization and its futures commission merchant involved in the transaction.  For example, a Fund could lose margin payments it has deposited with a clearing organization or its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization or its futures commission merchant if the clearing organization or its futures commission merchant breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy.  In the event of bankruptcy of the clearing organization or its futures commission merchant, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s or its futures commission merchant’s other customers, potentially resulting in losses to the Fund.

Futures Risk:  The risks of investing in futures on CDS are similar to the risks of investing in cleared swaps; however futures are more liquid because they are exchange-traded.

Market Risk:  Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day.  This volatility may cause the value of your investment in the Fund to decrease.

Trading Risk:  Shares of the Fund may trade below their net asset value (“NAV”).  The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings.  In addition, although the Fund’s shares are currently listed on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained.

Frequent Trading Risk: The Fund’s strategy involves buying and selling swap contracts frequently to maintain exposure to only “on-the-run” contracts. Consequently, the Fund is expected to have relatively high “portfolio turnover,” generally in excess of 100%.  The frequent purchases and sales may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.  Frequent trading risk may cause the Fund’s performance to be less than expected.

8

Exposure to Debt Instrument Risk:  The Fund seeks exposure to CDS whose value is determined largely by the values of debt instruments to which the CDS relates.  In addition, the Fund will directly invest in U.S. Treasury Securities, a type of debt instrument.  Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors.  Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.  Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates.  In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations.  To the extent the Fund is exposed to debt instruments, such factors may cause the value of an investment in the Fund to change.

Counterparty Risk:  Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount the Fund expects to receive from counterparties to OTC derivatives or repurchase agreements entered into by the Fund, including the return of collateral posted by the Fund to secure the Fund’s payment obligations.  If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.  The counterparty risk for cleared derivatives is generally lower than for OTC transactions because a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations.  However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Liquidity Risk:  Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange or other securities exchange on which shares are listed, make trading in shares inadvisable.  In addition, the Fund’s investments in swaps and futures or other types of derivatives may be subject to restrictions on the amount and timing of any settlements, which may adversely affect the Fund’s performance.

Early Close/Late Close/Trading Halt Risk:  An unanticipated early close, late close, or trading halt of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day.  In addition, an exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives.  In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments or may incur substantial trading losses.

Interest Rate Risk: Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Tax Risk: In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund, among other things, must derive at least 90% of its gross income in each taxable year from certain categories of income, diversify its holdings to satisfy certain diversification tests, and distribute annually to its shareholders at least 90% of its ordinary income realized net short-term capital gains.  If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Concentration Risk:  The Fund is classified as “non-diversified” under the federal securities laws.  The Fund has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers or in contracts with a small number of counterparties, if the Advisor determines that doing so is the most efficient means of meeting its investment objective.  This would make the performance of the Fund more susceptible to a single economic, political or regulatory event than a more diversified fund might be.

9

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.etspreads.com.

Management
The Advisor is ETSpreads, LLC and its principal office is located at 44 Montgomery Street, Suite 2100, San Francisco, CA 94104.

Portfolio Managers
William P. Mock is the lead member of the portfolio management team and has been since the fund’s inception in 2013. Steve Rogers has served as a member of the portfolio management team since the fund’s inception in 2013.

How to Buy and Sell Shares

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of XX,XXX shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a DTC participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for XX,XXX shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Payment to Broker-Dealers and Other Financial Intermediaries
Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (ie: a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict  of  interest  by  influencing  broker-dealers  or  other  intermediaries  and  your  salesperson  to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

ETSPREADS HIGH YIELD TIGHTEN FUND

Ticker: XXXX	Stock Exchange: NYSE Arca

Investment Objective
The investment objective of the fund is to track the total return of the high yield credit market so that the fund will seek to increase in value when credit markets improve.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	x.xx%
Distribution and Service (12b-1) Fees	x.xx%
Other Expenses (a)	x.xx%
Total Annual Fund Operating Expenses	x.xx%

(a)	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If commissions were included, your costs would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS
ETSpreads High Yield Tighten Fund	$XXX	$XXX

Portfolio Turnover
The Fund pays transaction costs, such as a commission or a spread, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in derivatives and money market instruments that the Manager believes, in combination, should provide investment results that correspond to the high yield credit market.  The Fund is not technically an index fund but the manager will seek to passively manage the Fund so that the average maturity will track the five-year investment grade corporate credit market. The advisor will seek to maintain exposure to the high yield market regardless of market and/or credit conditions and will not take defensive positions in cash or other securities in anticipation of adverse market conditions.

11

Currently, the most widely tracked High Yield index (“HYI”) is the Markit CDX North American High Yield Index .  The Fund will use this index as its benchmark with the expectation that a Fund’s total return will track the performance of its benchmark, before fees and expenses, plus the return on U.S. Treasury securities (as defined below) and interest income, if any.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Derivatives:  The fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying instrument, interest rate or index. The fund generally invests in derivatives in order to gain access specifically to the credit market it seeks to replicate. These derivatives principally include:

Credit Default Swaps (“CDS”):  These are bilateral financial contracts that transfer credit exposure between two parties.   CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in investment grade bonds. One party to a CDS (the “buyer”) receives credit protection, whereas the other party (the “seller”) to a CDS is selling credit protection. The seller typically receives one or more pre-determined periodic payments from the buyer.  These payments are in consideration for guaranteeing to make a specific payment to the buyer should a negative credit event occur with respect to the issuer referenced in the CDS. The seller of a CDS would not make any payments to the buyer unless there is a negative credit event.

Futures Contracts: A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

Money Market Instruments:  The fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

US Treasury Obligations:  The Fund invests in obligations of the U.S. Department of the Treasury (“U.S. Treasury”), including Treasury bills, bonds and notes, Strips and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements fully collateralized by U.S. Treasury securities. Theses debt securities carry different interest rates, maturities and issue dates.

The advisor will not use leverage so that the notional value of the swaps held by the Fund will not exceed the total net assets of the Fund. For example, if the Fund had $50 million in net assets, it could enter into a swap with a notional value of the same $50 million. Some portion of the Fund’s cash would be used for collateral and the balance would remain in U.S. government securities like treasury bills, short-term, high-quality fixed income securities, money market instruments, cash, and other cash equivalents with maturities of one year or less.

Summary Of Principal Risks
The Fund is subject to a number of risks that may affect the value of its shares, including:

High Yield Risk:  Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments.  High yield debt instruments may be sensitive to economic changes, political changes, or adverse developments specific to a company.  These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities.  High yield debt instruments are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments.  An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk).  Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk.  High yield debt instruments may also present risks based on payment expectations.  For example, these instruments may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value.  Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

12

Tracking Error Risk: While the Fund is actively managed, its investment objective is to manage its return towards (or “track”) the return of the HYI. Tracking error can arise due to factors such as the effect of transaction fees and expenses incurred by the Fund, changes in composition of the benchmark, and the ability of the manager to successfully implement its investment strategy. Additionally, the Fund invests in U.S. Treasury Securities and money market instruments, which are not included in its benchmark. The performance of these investments may also impact the ability of the Fund to track its benchmark.

Derivatives Risk: The Fund uses investment techniques, including the use of derivatives, that are highly specialized and may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments.  The use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments.  The derivatives market is subject to a changing regulatory environment.  It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

CDS Risk:

•
CDS.  With respect to any CDS, the Fund will normally be a net protection “seller” of CDS.  When the Fund is a seller of an unfunded CDS, upon the occurrence of a credit event with respect to the Reference Entity, the Fund has an obligation to pay to the protection buyer the full notional value of a defaulted reference obligation and take delivery from the counterparty of such obligation either through physical settlement or cash settlement.  Risks of CDS include the difficulties in valuing a CDS depending on whether an active market exists for them or the lack of pricing transparency and the risk that the CDS utilized by the Fund perform in a manner that does not correlate to the high yield market or perform in other ways that are not expected.  Because certain CDS involve many reference issuers and there are no limitations on the notional amount established for CDS, the Fund may use a single counterparty or a small number of counterparties, in which case, counterparty risk would be amplified.  A CDS may involve greater risks than investing directly in the underlying reference obligations.  For example, a CDS may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the CDS.  Investing in CDS may be considered an aggressive investment technique.

•
OTC swaps.  The Fund’s positions in OTC CDS are subject to counterparty risk, market risk and interest rate risk.  Since OTC CDS may be physically settled, the counterparty may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value.  An active market may not exist for any of the CDS in which the Fund invests or in the reference obligation subject to the CDS.  As a result, the Fund’s ability to maximize returns or minimize losses on such CDS may be impaired.

•
Cleared swaps.  While a limited number of swaps are currently cleared, it is anticipated that a greater number of swaps will be cleared in the future.  Swaps that are cleared are subject to exposure to the creditworthiness of the clearing organization and its futures commission merchant involved in the transaction.  For example, a Fund could lose margin payments it has deposited with a clearing organization or its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization or its futures commission merchant if the clearing organization or its futures commission merchant breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy.  In the event of bankruptcy of the clearing organization or its futures commission merchant, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s or its futures commission merchant’s other customers, potentially resulting in losses to the Fund.

13

Futures Risk:  The risks of investing in futures on CDS are similar to the risks of investing in cleared swaps; however futures are more liquid because they are exchange-traded.

Market Risk:  Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day.  This volatility may cause the value of your investment in the Fund to decrease.

Trading Risk:  Shares of the Fund may trade below their net asset value (“NAV”).  The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings.  In addition, although the Fund’s shares are currently listed on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained.

Frequent Trading Risk: The Fund’s strategy involves buying and selling swap contracts frequently to maintain exposure to only “on-the-run” contracts. Consequently, the Fund is expected to have relatively high “portfolio turnover,” generally in excess of 100%.  The frequent purchases and sales may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.  Frequent trading risk may cause the Fund’s performance to be less than expected.

Exposure to Debt Instrument Risk:  The Fund seeks exposure to CDS whose value is determined largely by the values of debt instruments to which the CDS relates.  In addition, the Fund will directly invest in U.S. Treasury Securities, a type of debt instrument.  Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors.  Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.  Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates.  In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations.  To the extent the Fund is exposed to debt instruments, such factors may cause the value of an investment in the Fund to change.

Counterparty Risk:  Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount the Fund expects to receive from counterparties to OTC derivatives or repurchase agreements entered into by the Fund, including the return of collateral posted by the Fund to secure the Fund’s payment obligations.  If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.  The counterparty risk for cleared derivatives is generally lower than for OTC transactions because a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations.  However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Liquidity Risk:  Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange or other securities exchange on which shares are listed, make trading in shares inadvisable.  In addition, the Fund’s investments in swaps and futures or other types of derivatives may be subject to restrictions on the amount and timing of any settlements, which may adversely affect the Fund’s performance.

Early Close/Late Close/Trading Halt Risk:  An unanticipated early close, late close, or trading halt of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day.  In addition, an exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives.  In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments or may incur substantial trading losses.

14

Interest Rate Risk: Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.  The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Tax Risk: In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund, among other things, must derive at least 90% of its gross income in each taxable year from certain categories of income, diversify its holdings to satisfy certain diversification tests, and distribute annually to its shareholders at least 90% of its ordinary income realized net short-term capital gains.  If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Concentration Risk:  The Fund is classified as “non-diversified” under the federal securities laws.  The Fund has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers or in contracts with a small number of counterparties, if the Advisor determines that doing so is the most efficient means of meeting its investment objective.  This would make the performance of the Fund more susceptible to a single economic, political or regulatory event than a more diversified fund might be.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.etspreads.com.

Management

The Advisor is ETSpreads, LLC and its principal office is located at 44 Montgomery Street, Suite 2100, San Francisco, CA 94104.

Portfolio Managers

William P. Mock is the lead member of the portfolio management team and has been since the fund’s inception in 2013. Steve Rogers has served as a member of the portfolio management team since the fund’s inception in 2013.

How to Buy and Sell Shares

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of XX,XXX shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a DTC participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for XX,XXX shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

15

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Payment to Broker-Dealers and Other Financial Intermediaries
Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (ie: a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict  of  interest  by  influencing  broker-dealers  or  other  intermediaries  and  your  salesperson  to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

ETSPREADS HIGH YIELD WIDEN FUND

Ticker: XXXX	Stock Exchange: NYSE Arca

Investment Objective
The investment objective of the Fund is to track the inverse of total return of the high yield credit market so that the fund will seek to increase in value when credit markets deteriorate.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	x.xx%
Distribution and Service (12b-1) Fees	x.xx%
Other Expenses (a)	x.xx%
Total Annual Fund Operating Expenses	x.xx%

(a)	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If commissions were included, your costs would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS
ETSpreads High Yield Widen Fund	$XXX	$XXX

Portfolio Turnover
The Fund pays transaction costs, such as a commission or a spread, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in derivatives and money market instruments that the Manager believes, in combination, should provide investment results that correspond to the inverse of the high yield credit market.  The Fund is not technically an index fund but the manager will seek to passively manage the Fund so that the average maturity will track the inverse of the five-year investment grade corporate credit market. The advisor will seek to maintain exposure to the inverse of the high yield market regardless of market and/or credit conditions and will not take defensive positions in cash or other securities in anticipation of adverse market conditions. There can be no assurance that the Fund will meet its investment objectives.

17

Currently, the most widely tracked High Yield index (“HYI”) is the Markit CDX North American High Yield Index .  The Fund will use this index as its benchmark with the expectation that a Fund’s total return will track the performance of its benchmark, before fees and expenses, plus the return on U.S. Treasury securities (as defined below) and interest income, if any.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Derivatives:  The fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying instrument, interest rate or index. The fund generally invests in derivatives in order to gain access specifically to the credit market it seeks to replicate. These derivatives principally include:

Credit Default Swaps (“CDS”):  These are bilateral financial contracts that transfer credit exposure between two parties.   CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in investment grade bonds. One party to a CDS (the “buyer”) receives credit protection, whereas the other party (the “seller”) to a CDS is selling credit protection. The seller typically receives one or more pre-determined periodic payments from the buyer.  These payments are in consideration for guaranteeing to make a specific payment to the buyer should a negative credit event occur with respect to the issuer referenced in the CDS. The seller of a CDS would not make any payments to the buyer unless there is a negative credit event.

Futures Contracts: A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

Money Market Instruments:  The fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

US Treasury Obligations:  The Fund invests in obligations of the U.S. Department of the Treasury (“U.S. Treasury”), including Treasury bills, bonds and notes, Strips and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements fully collateralized by U.S. Treasury securities. Theses debt securities carry different interest rates, maturities and issue dates.

The advisor will not use leverage so that the notional value of the swaps held by the Fund will not exceed the total net assets of the Fund. For example, if the Fund had $50 million in net assets, it could enter into a swap with a notional value of the same $50 million. Some portion of the Fund’s cash would be used for collateral and the balance would remain in U.S. government securities like treasury bills, short-term, high-quality fixed income securities, money market instruments, cash, and other cash equivalents with maturities of one year or less.

Summary of Principal Risks

The Fund is subject to a number of risks that may affect the value of its shares, including:

High Yield Risk:  Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments.  High yield debt instruments may be sensitive to economic changes, political changes, or adverse developments specific to a company.  These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities.  High yield debt instruments are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments.  An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk).  Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk.  High yield debt instruments may also present risks based on payment expectations.  For example, these instruments may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value.  Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

18

Tracking Error Risk:  While the Fund is actively managed, its investment objective is to manage its return towards (or “track”) the inverse of the return of the HYI.  Tracking error can arise due to factors such as the effect of transaction fees and expenses incurred by the Fund, changes in composition of the benchmark, and the ability of the manager to successfully implement its investment strategy.  Additionally, the Fund invests in U.S. Treasury Securities and money market instruments, which are not included in its benchmark.  The performance of these investments may also impact the ability of the Fund to track its benchmark.

Derivatives Risk: The Fund uses investment techniques, including the use of derivatives, that are highly specialized and may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. The use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. The derivatives market is subject to a changing regulatory environment.  It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

CDS Risk:

•
CDS.  With respect to any CDS, the Fund will normally be a net protection “buyer” of CDS and, therefore, will be required to make the ongoing payments specified under such contracts that represent the cost of purchasing protection from adverse credit events relating to a Reference Entity.  Risks of CDS include the difficulties in valuing a CDS depending on whether an active market exists for them or the lack of pricing transparency and the risk that the CDS utilized by the Fund perform in a manner that does not correlate to the high yield market or perform in other ways that are not expected.  Because certain CDS involve many reference issuers and there are no limitations on the notional amount established for CDS, the Fund may use a single counterparty or a small number of counterparties, in which case, counterparty risk would be amplified.  A CDS may involve greater risks than investing directly in the underlying reference obligations.  For example, a CDS may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the CDS.  Investing in CDS may be considered an aggressive investment technique.

•
OTC swaps.  The Fund’s positions in OTC CDS are subject to counterparty risk, market risk and interest rate risk.  Since OTC CDS may be physically settled, the counterparty may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value.  An active market may not exist for any of the CDS in which the Fund invests or in the reference obligation subject to the CDS.  As a result, the Fund’s ability to maximize returns or minimize losses on such CDS may be impaired.

•
Cleared swaps.  While a limited number of swaps are currently cleared, it is anticipated that a greater number of swaps will be cleared in the future.  Swaps that are cleared are subject to exposure to the creditworthiness of the clearing organization and its futures commission merchant involved in the transaction.  For example, a Fund could lose margin payments it has deposited with a clearing organization or its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization or its futures commission merchant if the clearing organization or its futures commission merchant breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy.  In the event of bankruptcy of the clearing organization or its futures commission merchant, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s or its futures commission merchant’s other customers, potentially resulting in losses to the Fund.

19

Futures Risk:  The risks of investing in futures on CDS are similar to the risks of investing in cleared swaps; however futures are more liquid because they are exchange-traded.

Market Risk:  Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day.  This volatility may cause the value of your investment in the Fund to decrease.

Trading Risk:  Shares of the Fund may trade below their net asset value (“NAV”).  The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings.  In addition, although the Fund’s shares are currently listed on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained.

Frequent Trading Risk: The Fund’s strategy involves buying and selling swap contracts frequently to maintain exposure to only “on-the-run” contracts. Consequently, the Fund is expected to have relatively high “portfolio turnover,” generally in excess of 100%.  The frequent purchases and sales may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.  Frequent trading risk may cause the Fund’s performance to be less than expected.

Exposure to Debt Instrument Risk:  The Fund seeks exposure to CDS whose value is determined largely by the values of debt instruments to which the CDS relates.  In addition, the Fund will directly invest in U.S. Treasury Securities, a type of debt instrument.  Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors.  Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.  Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates.  In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations.  To the extent the Fund is exposed to debt instruments, such factors may cause the value of an investment in the Fund to change.

Counterparty Risk:  Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount the Fund expects to receive from counterparties to OTC derivatives or repurchase agreements entered into by the Fund, including the return of collateral posted by the Fund to secure the Fund’s payment obligations.  If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.  The counterparty risk for cleared derivatives is generally lower than for OTC transactions because a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations.  However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Liquidity Risk:  Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange or other securities exchange on which shares are listed, make trading in shares inadvisable.  In addition, the Fund’s investments in swaps and futures or other types of derivatives may be subject to restrictions on the amount and timing of any settlements, which may adversely affect the Fund’s performance.

Early Close/Late Close/Trading Halt Risk:  An unanticipated early close, late close, or trading halt of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day.  In addition, an exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives.  In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments or may incur substantial trading losses.

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Interest Rate Risk: Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Tax Risk: In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund, among other things, must derive at least 90% of its gross income in each taxable year from certain categories of income, diversify its holdings to satisfy certain diversification tests, and distribute annually to its shareholders at least 90% of its ordinary income realized net short-term capital gains.  If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Concentration Risk:  The Fund is classified as “non-diversified” under the federal securities laws.  The Fund has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers or in contracts with a small number of counterparties, if the Advisor determines that doing so is the most efficient means of meeting its investment objective.  This would make the performance of the Fund more susceptible to a single economic, political or regulatory event than a more diversified fund might be.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.etspreads.com.

Management
The Advisor is ETSpreads, LLC and its principal office is located at 44 Montgomery Street, Suite 2100, San Francisco, CA 94104.

Portfolio Managers
William P. Mock is the lead member of the portfolio management team and has been since the fund’s inception in 2013. Steve Rogers has served as a member of the portfolio management team since the fund’s inception in 2013.

How to Buy and Sell Shares

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of XX,XXX shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a DTC participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for XX,XXX shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

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Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Payment to Broker-Dealers and Other Financial Intermediaries
Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (ie: a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict  of  interest  by  influencing  broker-dealers  or  other  intermediaries  and  your  salesperson  to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

The  Trust  is  a  Delaware  statutory  trust  offering  a  number  of  professionally managed investment portfolios or funds.  This Prospectus describes the four series offered as part of the Trust.

Creation Units of the Funds are issued and redeemed principally in cash for shares of the Funds.  EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT EACH FUND’S INVESTMENT OBJECTIVE

The investment objective of the ETSpreads Investment Grade Tighten Fund is to track the total return of the investment grade credit market so that the Fund will seek to increase in value when credit markets improve.

The investment objective of the ETSpreads Investment Grade Widen Fund is to track the inverse of the total return of the investment grade credit market so that the Fund will seek to increase in value when credit markets deteriorate.

The investment objective of the ETSpreads High Yield Tighten Fund is to track the total return of the high yield credit market so that the Fund will seek to increase in value when credit markets improve.

The investment objective of the ETSpreads High Yield Widen Fund is to track the inverse of the total return of the high yield credit market so that the Fund will seek to increase in value when credit markets deteriorate.

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without a shareholder vote.

FURTHER DISCUSSION OF THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

Each Fund invests primarily in derivatives, U.S. Treasury Securities and money market instruments that the Advisor believes, in combination, should provide investment results that correspond generally, before fees and expenses, to that Fund’s benchmark index.  The Funds are actively managed ETFs and, thus, do not seek to replicate the performance of a specified passive index of securities. Instead, each Fund uses an active investment strategy to seek to meet its investment objective. The Advisor, subject to the oversight of the Board, has discretion on a daily basis to manage each Fund’s portfolio in accordance with such Fund’s investment objective and investment policies. The Advisor will not take defensive positions in cash or other securities in anticipation of adverse market conditions.  There can be no assurance that any of the Funds will meet its investment objective.

Each Fund will achieve its “investment grade” or “high yield” exposure, as indicated in the name of the Fund, primarily through investment in cleared CDS or other derivative instruments relating to Reference Entities with investment grade or high yield, as applicable, credit ratings with a “notional” or face value of at least 80% of its net assets.  A Fund will provide shareholders with at least 60 days’ notice before making any changes to this 80% policy.

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Each Fund intends to utilize as its performance benchmark indices that track specific segments of the U.S. corporate credit markets.  Two Funds will seek to replicate the investment grade credit market, both long and short; two Funds will seek to replicate the high yield credit market, both long and short.  Currently, the most widely tracked indices are the Markit CDX North American Investment Grade Index and the Markit CDX North American High Yield Index (each an “Index,” and together the “Indices”).  Each of the Funds will use an Index as its benchmark with the expectation that a Fund’s total return will track the performance of its benchmark, before fees and expenses, plus the return on U.S. Treasury securities (as defined below) and interest income, if any.  None of the Funds will use leverage.  The Funds intend to roll their holdings when the new series of the Indices are issued each March and September.  This will ensure that a Fund’s benchmark will continue to reflect the then current North American corporate credit markets.

Derivatives:  The Funds invest in derivatives, which are financial instruments whose value is derived from the value of an underlying instrument, interest rate or index.  Each Fund generally invests in derivatives in order to gain access specifically to the credit market it seeks to replicate.  These derivatives principally include:

•
CDS:  These are bilateral financial contracts that transfer credit exposure between two parties.   CDS may be used by the Funds to obtain credit risk exposure similar to that of a direct investment in high yield bonds.  One party to a CDS (the “buyer”) receives credit protection or sheds credit risk, whereas the other party (the “seller”) to a CDS is selling credit protection or taking on credit risk.  The seller typically receives one or more pre-determined periodic payments from the buyer.  These payments are in consideration for guaranteeing to make a specific payment to the buyer should a negative credit event occur with respect to one of the issuers referenced in the CDS.   The seller of an “unfunded” CDS would not make any payments to the buyer unless there is a negative credit event.  CDX are a type of CDS that allow investors such as the Funds to buy and sell protection with respect to a pre-determined group of Reference Entities from various industries, but with similar credit ratings.  The Funds invest in both cleared and OTC CDS.  Unlike an OTC CDS where the Funds have direct exposure to the counterparty, a CDS that is cleared is subject to the creditworthiness of the clearing organizations involved in the transaction since a clearing organization becomes substituted for each counterparty to a cleared CDS transaction.

•
Futures Contracts:  A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

Money Market Instruments.  The Funds invest in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

U.S. Treasury Securities:  The Fund invests in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements fully collateralized by U.S. Treasury Securities.  These debt securities carry different interest rates, maturities and issue dates.

The Advisor will not use leverage so that the notional value of the swaps held by a Fund will not exceed the total net assets of that Fund.  For example, if a Fund had $50 million in net assets, it could enter into a swap with a notional value of the same $50 million.  Some portion of a Fund’s cash would be used for collateral and the balance would remain in U.S. Treasury Securities, money market instruments, cash and other cash equivalents with maturities of one year or less.

FURTHER DISCUSSION OF THE FUNDS’ PRINCIPAL RISKS

The Funds are subject to various risks, including the principal risks noted above, any of which may adversely affect each Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.  You could lose all or part of your investment in the Funds, and the Funds could underperform other investments.

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Tracking Error Risk:  While each Fund is actively managed, each Fund’s investment objective is to manage its return towards (or “track”) the return, or inverse of the return, of its benchmark index.  Tracking error can arise due to factors such as the effect of transaction fees and expenses incurred by the Fund, changes in the composition of the benchmark, and the ability of the manager to successfully implement its investment strategy.  Additionally, each Fund invests in U.S. Treasury Securities and money market instruments, which are not included in each Fund’s benchmark.  The performance of those investments may also impact the ability of a Fund to track its benchmark.

Derivatives Risk:  The Funds use investment techniques and derivatives that are highly specialized and may be considered aggressive.  Because the Funds’ investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments.  The use of derivatives may expose the Funds to potentially dramatic changes (losses or gains) in the value of the instruments.  The derivatives market is subject to a changing regulatory environment.  It is possible that regulatory or other developments in the derivatives market could adversely affect each Fund’s ability to successfully use derivative instruments.

CDS Risk:

•
CDS.  A seller of protection under a CDS becomes subject to the credit risk of the Reference Entities, which is the possibility that a Reference Entity will become unwilling or unable to make timely payments on its debt securities or to otherwise meet its obligations, and the related risk of a decline in the value of the CDS that will occur when the credit quality of the Reference Entities deteriorates or is perceived to deteriorate.  Conversely, a buyer of protection pays a pre-determined amount for protection against specified adverse credit events occurring with respect to a Reference Entity (which amount will not be returned whether or not any such events occur), and becomes subject to the risk that the value of the CDS will decline if the credit quality or the perceived credit quality of the Reference Entities improves.  Risks of CDS include the difficulties in valuing a CDS depending on whether an active market exists for them or the lack of pricing transparency and the risk that the CDS utilized by the Fund perform in a manner that does not correlate to the market targeted by the Fund or perform in other ways that are not expected.  Because certain CDS involve many reference issuers and there are no limitations on the notional amount established for CDS, the Fund may use a single counterparty or a small number of counterparties, in which case, counterparty risk would be amplified.  A CDS may involve greater risks than investing directly in the underlying reference obligations.  For example, a CDS may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the CDS.  Investing in CDS may be considered an aggressive investment technique.

•
OTC Swaps.  Each Fund’s positions in CDS are subject to counterparty risk, market risk and interest rate risk.  Since OTC CDS may be physically settled, the counterparty may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value.  An active market may not exist for any of the CDS in which the Fund invests or in the reference obligation subject to the CDS.  As a result, the Fund’s ability to maximize returns or minimize losses on such CDS may be impaired.

•
Cleared swaps.  While a limited number of swaps are currently cleared, it is anticipated that a greater number of swaps will be cleared in the future.  Swaps that are cleared are subject to exposure to the creditworthiness of the clearing organization and its futures commission merchant involved in the transaction.  For example, a Fund could lose margin payments it has deposited with a clearing organization or its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization or its futures commission merchant if the clearing organization or its futures commission merchant breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy.  In the event of bankruptcy of the clearing organization or its futures commission merchant, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s or its futures commission merchant’s other customers, potentially resulting in losses to the Fund.

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Futures Risk:  The risks of investing in futures on CDS are similar to the risks of investing in cleared swaps; however futures are more liquid because they are exchange-traded.

Exposure to Debt Instrument Risk:  Each Fund seeks exposure to debt instruments.  Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors.  Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.  Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates.  In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations.  To the extent a Fund is exposed to debt instruments, such factors may cause the value of an investment in the Fund to change.

High Yield Risk:  The ETSpreads High Yield Tighten Fund and the ETSpreads High Yield Widen Fund (the “High Yield Funds”) are subject to high yield risk.  Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments.  High yield debt instruments may be sensitive to economic changes, political changes, or adverse developments specific to a company.  These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities.  High yield debt instruments are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments.  An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk).  Less active markets may diminish the High Yield Funds’ abilities to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk.  High yield debt instruments may also present risks based on payment expectations.  For example, these instruments may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value.  Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

Counterparty Risk:  Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount the Funds expect to receive from counterparties to OTC derivatives or repurchase agreements entered into by the Funds.  If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Funds may decline.  The counterparty risk for cleared derivatives is generally lower than for OTC transactions because a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations.  However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds.

Liquidity Risk:  Trading in shares of the Funds may be halted because of market conditions or for reasons that, in the view of the Exchange or other securities exchange on which shares are listed, make trading in shares inadvisable.  In addition, a Fund’s investments in swaps and futures or other types of derivatives may be subject to restrictions on the amount and timing of any settlements, which may adversely affect that Fund’s performance.

Market Risk:  Due to market conditions, the value of the Funds’ investments may fluctuate significantly from day to day.  This volatility may cause the value of your investment in the Funds to decrease.

Interest Rate Risk: Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.  The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

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Tax Risk: In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund, among other things, must derive at least 90% of its gross income in each taxable year from certain categories of income, diversify its holdings to satisfy certain diversification tests, and distribute annually to its shareholders at least 90% of its ordinary income realized net short-term capital gains.  If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Trading Risk:  Shares of the Funds may trade below their NAV.  The NAV of shares will fluctuate with changes in the market value of their Funds’ holdings.  In addition, although the Funds’ shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Early Close/Late Close/Trading Halt Risk:  An unanticipated early close, late close, or trading halt of the Exchange may result in a shareholder’s inability to buy or sell shares of the Funds on that day.  In addition, an exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Funds being unable to buy or sell certain securities or derivatives.  In such circumstances, the Funds may be unable to rebalance their portfolios, may be unable to accurately price their investments and/or may incur substantial trading losses.

Concentration Risk:  The Funds are classified as “non-diversified” under the federal securities laws.  Each Fund has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers or in contracts with a small number of counterparties, if the Advisor determines that doing so is the most efficient means of meeting its investment objective.  This would make the performance of the Funds more susceptible to a single economic, political or regulatory event than more diversified funds might be.

Frequent Trading Risk: The Funds’ strategies involve buying and selling swap contracts frequently to maintain exposure to only “on-the-run” contracts. Consequently, the Funds are expected to have relatively high “portfolio turnover,” generally in excess of 100%.  The frequent purchases and sales may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders.  Frequent trading risk may cause the Funds’ performances to be less than expected.

MORE INFORMATION ABOUT NON-PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

Each Fund is managed to replicate the performance (or inverse performance) of a specified securities based index by investing in securities included in, or representative of, the underlying index, regardless of the investment merits.  The Funds do not attempt to take defensive positions under any market conditions, including declining markets.

Transparency.  Each Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

An investment in the Funds may be appropriate for investors who are willing to accept the risks and uncertainties of investing in ETFs and related derivatives that provide investment exposure to credit markets.

Please see the SAI for a more complete list of portfolio investment strategies, permitted investments and related risks.

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A description of each Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at  www.etspreads.com.  Each Fund’s daily portfolio holdings information is also available on the Trust’s website.

MANAGEMENT OF THE FUND

Investment Advisor

ETSpreads, LLC, located at 44 Montgomery Street, Suite 2100, San Francisco, CA 94104, serves as investment advisor to the Funds.  The Advisor continuously reviews, supervises, and administers the Funds’ investment programs.  The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities.  As of December 31, 2012, the Advisor and its affiliates had approximately $860 million in assets under management.  Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor is entitled to X.XX% of the NAV of the Fund.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor.  The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement will be available in the Funds’ first Annual or Semi-Annual Report to Shareholders following the Funds’ commencement of operations.

The Portfolio Managers

William P. Mock, a member of the Advisor, has been the lead portfolio manager of the Funds since their inceptions.  Mr. Mock rejoined Shelton Capital Management, the Managing Member of the Advisor, as Portfolio Manager in 2007.  Mr. Mock was the head trader for TKI Capital Management, an investment advisor to a convertible arbitrage hedge fund, from 2003 to 2006.  From 2001 to 2003, Mr. Mock was a portfolio manager at CCM Partners (“CCM”), where he serves as the portfolio manager or co-portfolio manager for a number funds.  Prior to originally joining CCM in 2001, he gained investment and trading experience at Societe Generale and Citibank, N.A.  He holds an engineering degree from Kansas State University and is an honors graduate of the University of Chicago Graduate School of Business MBA Program, with an emphasis in finance.

Steve Rogers, a member of the Advisor, has been a portfolio manager of the Fund since its inception.  Mr. Rogers currently serves as the portfolio manager or co-portfolio manager for a number of equity and fixed income funds advised by Shelton Capital Management, the Managing Member of the Advisor.  He joined Shelton Capital Management in 1993 and currently serves as its Chief Executive Officer.  Mr. Rogers graduated from the University of Iowa and earned his MBA from the University of California at Berkeley.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

OTHER SERVICE PROVIDERS

ALPS Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares.  Its principal address is 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares.   The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

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Sutherland Asbill & Brennan LLP, 700 Sixth Street, NW, Suite 700, Washington, D.C. 20001, serves as legal counsel to the Trust.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust’s independent registered public accounting firm.  The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

SHAREHOLDER INFORMATION

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

Calculating Net Asset Value
The Fund calculates NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange (the “NYSE”) (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its investment portfolio at market price.  If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

Share Trading Prices

The price of Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

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Premium Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., premium) and the number of days it was less than the Fund’s NAV per share (i.e., discount) for various time periods is available by visiting the Fund’s website at www.etspreads.com.

Dividends and Distributions
The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

Active Investors and Market Timing
Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

Investing in the Fund
For more information on how to buy and sell shares of the Fund, call the Trust at (800) XXX.XXXX  or visit the Fund’s website at www.etspreads.com.

TAX CONSEQUENCES

The following is a summary of some important tax issues that affect the Funds and shareholders.  The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action.  The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account.  More information about taxes is located in the SAI.  You are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes.

Tax Status of the Funds

Each Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code.  In order to qualify for the favorable U.S. federal income tax treatment accorded to RICs, the Fund, among other things, must derive at least 90% of its gross income in each taxable year from certain categories of income, diversify its holdings to satisfy certain diversification tests, and distribute annually to its shareholders at least 90% of its ordinary income realized net short-term capital gains.  As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it distributes to shareholders.  If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Tax Status of Distributions

The Funds will, at least annually, distribute substantially all of their net investment income and net capital gains income.

The income dividends and short-term capital gains distributions you receive from your Fund will be taxed as either ordinary income or qualified dividend income.  Dividends reported by the Funds as qualified dividend income, subject to certain minimum holding period requirements, are eligible for the reduced maximum rate to individuals of 20% (a 0% or 15% maximum rate applies to individuals in lower tax brackets).   The Funds’ strategies may limit its ability to distribute dividends eligible for treatment as qualified dividend income.

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Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Funds (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations.   The Funds’ trading strategies may limit its ability to distribute dividends eligible to for the dividends-received deduction for corporations.

Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares.  Long-term capital gains are currently taxed to non-corporate shareholders at a maximum rate of 20% (a 0% or 15% maximum rate applies to individuals in lower tax brackets).

Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest in additional shares.

Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

The Funds will inform you of the amount of ordinary income, dividend income, foreign tax credits, and net capital gain distributions received from the Funds shortly after the close of each calendar year.

Taxes on Exchange Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long- term capital gains to the shareholder with respect to such shares.

Derivatives and Complex Securities

The Funds may invest in complex securities such as swaps, options, derivatives, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund, cause income or gain to be recognized even though corresponding cash is not received by the Fund and/or defer the Fund’s ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed by a Fund.  Additional information regarding the investments in complex securities can be found in the SAI.

Medicare Tax

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, each Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

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Distributions paid after December 31, 2013 and sale proceeds paid after December 31, 2016 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate.  Distributions paid after December 31, 2013 and sale proceeds paid after December 31, 2016 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.

Backup Withholding

Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).  Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Funds.  It is not a substitute for personal tax advice.  You may also be subject to state and local taxation on Fund distributions and sales of shares.  Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions

Prior to trading in the secondary market, shares of the Funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of  xx shares or multiples thereof.  Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Funds’ distributor, ALPS Distributions (the “Distributor”).

A creation transaction which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designed portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Funds in exchange for a specified number of Creation Units.   To the extent practicable, the composition of such portfolio generally corresponds pro-rata to the holdings of the Funds.

Similarly, shares can be redeemed only in Creation Units, generally for a designed portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash.  Except when aggregated in Creation Units, shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Costs Associated with Creations and Redemptions

Authorized Participants are charged standard creation and redemption, transaction fees to offset transfer processing and other transaction costs associated with issuance and redemption of Creation Units.  The standard creation and redemption transaction fees are set forth in the table below.

The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day.   Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day.

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Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$x,xxx,xxx	Xx,xxx	$x, xx	x.x%	x.x%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

FINANCIAL HIGHLIGHTS

Financial Statements and Annual Reports will be available after the Fund has completed a fiscal year of operations.

Advisor
ETSpreads, LLC
44 Montgomery Street, #2100
San Francisco, CA 94104

Distributor
ALPS Fund Services, LLC
1290 Broadway, Suite 1100, Denver, CO 80203

Legal Counsel
Sutherland Asbill & Brennan, LLP
700 Sixth Street, NW, Suite 700, Washington, D.C. 20001

Administrator, Custodian & Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

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STATEMENT OF ADDITIONAL INFORMATION

Exchange Traded Spreads Trust
44 Montgomery Street #2100
San Francisco, CA 94104
(800) 225-8778 www.etspreads.com

The Exchange Traded Spreads Trust (the “Trust”) is an investment company offering professionally managed investment portfolios. This Statement of Additional Information (“SAI”) relates to shares of the following portfolios (individually, a “Fund” and collectively, the “Funds”):

ETSPREADS INVESTMENT GRADE TIGHTEN FUND	Stock Exchange: NYSE Arca	XXXX

ETSPREADS INVESTMENT GRADE WIDEN FUND	Stock Exchange: NYSE Arca	XXXX

ETSPREADS HIGH YIELD TIGHTEN FUND	Stock Exchange: NYSE Arca	XXXX

ETSPREADS HIGH YIELD WIDEN FUND	Stock Exchange: NYSE Arca	XXXX

This SAI is not a prospectus.  It should be read in conjunction with the Funds’ Prospectus, dated XXXXXX  XX, 2013, which incorporates this SAI by reference.  Capitalized terms not defined herein are defined in the Prospectus.  Copies of the Funds’ Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone number above. Shares of the Funds are subject to listing on NYSE Arca, Inc. (the “Exchange”), and will trade in the secondary market.

The date of this SAI is XXXXX , 2013

TABLE OF CONTENTS

Page

GENERAL INFORMATION ABOUT THE TRUST	1

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS	2

INFORMATION ABOUT THE INDICES	13

INVESTMENT RESTRICTIONS	13

CONTINUOUS OFFERING	14

EXCHANGE LISTING AND TRADING	15

PORTFOLIO TRANSACTIONS AND BROKERAGE	15

MANAGEMENT OF THE TRUST	16

BOOK ENTRY ONLY SYSTEM	24

CREATION AND REDEMPTION OF CREATION UNITS	25

DETERMINATION OF NET ASSET VALUE	32

DIVIDENDS, DISTRIBUTIONS, AND TAXES	32

OTHER INFORMATION	38

COUNSEL	40

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .	40

CUSTODIAN	40

FINANCIAL STATEMENTS	40

APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	A-1

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GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on January 17, 2008. The Trust is permitted to offer separate series (i.e., funds) and additional funds may be created from time to time.

As of the date of this SAI, the Trust offers four separate funds, the ETSpreads Investment Grade Tighten Fund, the ETSpreads Investment Grade Widen Fund, the ETSpreads High Yield Tighten Fund and the ETSpreads High Yield Widen Fund.

Each share issued by a Fund has a pro rata interest in the assets of that Fund.  Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees of the Trust (the “Board”) with respect to a fund, and in the net distributable assets of the fund on liquidation. All payments received by the Trust for shares of any fund belong to that fund.  Each Fund has its own assets and liabilities. Each Fund charges its own expenses and also indirectly bears a proportionate share of the Trust’s expenses. ETSpreads, LLC, (the “Advisor”) serves as the investment advisor to the Funds.

The shares of the Funds are subject to approval for listing on the Exchange. The shares of the Funds described in the Funds’ Prospectus will trade on the Exchange at market prices that may be below, at, or above net asset value (“NAV”) per share of each Fund.

Each Fund offers and issues shares at NAV only in aggregated lots of [25,000] shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for: (i) a basket of individual securities (the “Deposit Securities”) and (ii) an amount of cash (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment.

The Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units for the Funds. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to

115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with U.S. Securities and Exchange Commission (“SEC”) requirements applicable to management investment companies offering redeemable securities. See the “Creation and Redemption of Creation Units” section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

The investment techniques and instruments described below and in the Funds’ Prospectus may, consistent with a Fund’s investment objective and investment policies, be used by the Fund if, in the opinion of the Advisor, such strategies will be advantageous to the Fund. The Fund may not invest in all of the instruments and techniques described below. In addition, the Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies, and the Fund will periodically change the composition of its portfolio to best meet its investment objectives. For more information about the Fund’s principal strategies and risks, please see the Fund’s Prospectus.

The Funds are actively managed ETFs and, thus, do not seek to replicate the performance of a specified passive index of securities. Instead, each Fund uses an active investment strategy to seek to meet its investment objective. The Advisor, subject to the oversight of the Board, has discretion on a daily basis to manage each Fund’s portfolio in accordance with such Fund’s investment objective and investment policies.

Each Fund intends to utilize as its performance benchmark an index that track specific segments of the U.S. corporate credit markets.  Two Funds will seek to replicate the investment grade credit market, both long and short; two Funds will seek to replicate the high yield credit market, both long and short.  Currently, the most widely tracked indices are the Markit CDX North American Investment Grade Index and the Markit CDX North American High Yield Index (each an “Index,” and together the “Indices”).  Each of the Funds will use an Index as its benchmark with the expectation that a Fund’s total return will track the performance of its benchmark, before fees and expenses, plus the return on U.S. Treasury securities (as defined below) and interest income, if any.  None of the Funds will use leverage.  The Funds intend to roll their holdings when the new series of the Indices are issued each March and September.

Derivatives

To meet its investment objective, each Fund intends to invest primarily in (i)  credit default swaps (“CDS”) or swaps which are based on one of the Indices (“CDX swaps”), which are cleared through a clearing organization, (ii) as new futures contracts on CDS or the Indices or other similar futures contracts become available, futures contracts, and (iii) to a lesser extent, in view of market conditions and to the extent such transactions are not required to be cleared by the CFTC or the SEC, other derivatives transactions, including over-the-counter swap transactions (“OTC swaps”).  Market conditions that the Advisor currently anticipates could cause a Fund to invest in other commodity interests, including OTC swaps, would be those allowing such Fund to obtain greater liquidity or to execute transactions with more favorable pricing.

Credit Default Swaps

CDS are instruments that allow the buyer to purchase protection against a credit event measured by a default on particular debt repayment obligations for a specific Reference Entity and a seller to guarantee protection against such event for the same entity.  A “Reference Entity” is the entity whose debt underlies a CDS and can be a corporation, government or other legal entity that issues debt.  Credit default swaps with respect to a single Reference Entity are referred to herein as “CDS” and swaps that track the Indices are referred to as “CDX swaps.” CDX swaps are based on a particular Index that includes CDS of several Reference Entities.  Because entering into CDX swaps instead of the individual CDS is currently a more efficient means of gaining exposure to a particular credit market, it is anticipated that the Funds will not hold substantial positions in the various CDS underlying the Indices.

Because market perceptions about the risk of default, or another credit event, change over time, the prices of CDS for any given day are likely to change value.  Bond prices change over time and some of this change is due to changes in the strength of the underlying credit of the issuer.  The price of a CDS is the most accurate representation of this aspect of a bond’s change in value.

CDX swaps are created in order to provide credit exposure to a pre-designed market segment such as the investment grade market or the high yield market.  Because the markets for CDX swaps are generally more liquid than for individual CDS and are cleared, they are an attractive alternative to investors seeking to purchase or sell credit protection.  Additionally, since CDX swaps have a diversified pool of Reference Entities a buyer or seller can more easily obtain diversification of their credit exposure than through individual CDS.

In addition to market perceptions of the creditworthiness of particular Reference Entities that is reflected in pricing, the value and return on CDS and CDS swaps are impacted by the occurrence of credit events relating to the relevant Reference Entities.  In the event of a credit event under a CDS, including a CDS underlying the CDX Indices, the CDS would typically be cash settled via auction conducted under protocols published by the International Swap and Derivatives Association, Inc. (“ISDA”) although physical settlement (i.e., an actual loan/bond trade) is possible.  Generally, the amount of the cash settlement is the difference between the value of the Reference Entity debt obligation referred to in the CDS or CDX swap, that amount is payable by the protection seller to the protection buyer.  The Funds intend to agree to cash settlement only when entering into CDS and swaps underlying the CDX Indices are required to cash settled.

CDS pricing is widely available to market participants in the equity and fixed income markets.  It is considered by many market participants to be a more reliable predictor of the credit quality of a Reference Entity than traditional credit ratings.  This is the case because market participants are effectively determining a Reference Entity’s creditworthiness based on current market prices of the CDS on an intra-day basis.  Moreover, CDX swaps through their pricing, represent the creditworthiness of broad segments of the credit markets.  Conversely, credit rating agencies only rank credits periodically or episodically based on particular circumstances impacting Reference Entities, and do not measure the creditworthiness of broad segments of the market.

Ownership of a CDS or CDX swap cannot be freely transferred without the consent of the other party, or in the case of a cleared swap, the customer’s futures commission merchant (“FCM”) and the relevant clearing organization’s regulations. However, there is a well-developed market for transfer of CDS and CDX swaps, particularly cleared swaps, to third parties with the consent of the original parties to the swap, as well as the ability to transfer risk of CDS or CDX swaps held through the use of offsetting CDS or CDX swap transactions.  The Advisor generally expects that it will enter into an offsetting cleared CDS or CDX swap to reduce or eliminate cleared swap positions.  The Advisor generally expects to unwind OTC CDS through termination or transfer of its position rather than enter into offsetting trades in order to avoid incurring additional credit exposure to the extent its offsetting trade is with a second counterparty and to avoid the possibility that values of the respective positions will differ, although it may enter into an offsetting transaction if the Advisor believes such a transaction is in the best interest of Fund shareholders.

There is significant liquidity in the CDS and CDX swaps to be entered into by the Funds.  These CDS and CDX swaps are entered into among banks, securities firms, hedge funds, corporations, insurance companies, mutual funds, pension funds, and other institutional investors.  Daily trading volume of cleared swaps transacted via the ICE and CME clearing organizations is available through their respective websites.

Cleared CDS and CDX swaps are subject to initial and variation margin requirements set by the clearing organization that are based on mark-to-market prices and other factors.  Additional initial margin may also be required by an FCM to address its credit exposure as guarantor to the clearing organization of the Funds’ positions at the clearing organization throughout the life of the swap or futures contract.

Subsequent to the payment of initial margin, variation margin is either payable by or returned to the Funds on a daily basis, based on the change in the value of the swap positions and the degree to which the Funds are in or out of the money with respect to their positions.  The purpose of this is to minimize the credit exposure to the FCM and the clearing organization.  If the Funds fail to post margin, the clearing organization can liquidate the Funds’ positions.  As such, the counterparty exposure is limited to the change in value since the last margin posted.

In the case of OTC swaps, the 1940 Act requires that margin equal to the market value of the swap be posted and held by the Funds’ custodian on a daily basis. As with variation margin for cleared swaps, margin would be payable by or returned to the Funds based on the change in the value of the swap positions and the degree to which the Funds are in or out of the money with respect to their positions.

Collateral or margin required to be provided for either cleared or OTC CDS and CDX swaps will generally represent a small portion of such swap’s aggregate notional value, and, accordingly, the Funds will generally invest the balance of its assets in obligations of the U.S. government, cash or cash equivalent assets.  These assets will be available to satisfy subsequent margin calls on the Fund, as well as be available for redemptions of Fund Shares and to pay its coupon or other payment obligations under its CDS or CDX swaps.  In addition to its margin payments to the protection seller, a protection buyer is required to pay an amount equal to the value of the CDS or CDX on the date acquired and thereafter must pay periodic fixed coupon payments determined by the clearing organization, in the case of cleared CDS or CDX swaps, or as agreed to with its counterparties for OTC CDS or CDX swaps.

The Funds are not leveraged and will hold sufficient cash and cash equivalents to meet their margin and collateral requirements.

Other Swaps

Each Fund may also utilize other types of swap agreements, including, but not limited to, total return swaps, index swaps, and interest rate swaps.  A Fund may utilize these swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities or other interests in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.   The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make.  If a swap counterparty defaults, a Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any.   The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian.  Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Funds’ borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market.  The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Futures and Options Transactions

Futures and Options on Futures.   Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Each Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). Each Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks.  To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.   In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds’ use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Funds and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds’ exposure to price fluctuations, while others tend to increase its market exposure.

Options. Each Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. The SEC staff has indicated that a written call option on a security may be covered if a Fund: (1) owns the security underlying the call until the option is exercised or expires; (2) holds an American-style call on the same security as the call written with an exercise price (a) no greater than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets designated on the Fund’s records or placed in a segregated account with the Fund’s custodian; (3) has an absolute and immediate right to acquire the security without additional cost (or if additional consideration is required, cash or other liquid assets in such amount have been segregated); or (4) segregates cash or other liquid assets on the Fund’s records or with the custodian in an amount equal to (when added to any margin on deposit) the current market value of the call option, but not less than the exercise price, marked to market daily. If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price or pay the difference. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

All put options written by a Fund will be covered by: (1) segregating cash, cash equivalents, such as U.S. Treasury securities or overnight repurchase agreements, or other liquid assets on the Fund’s records or with the custodian having a value at least equal to exercise price of the option (less cash received, if any); or (2) holding a put option on the same security as the option written where the exercise price of the written put option is (i) equal to or higher than the exercise price of the option written or (ii) less than the exercise price of the option written provided the Fund segregates cash or other liquid assets in the amount of the difference.  A call option on a security may be covered if a Fund: (1) owns the security underlying the call until the option is exercised or expires; (2) holds an American-style call on the same security as the call written with an exercise price (a) no greater than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets designated on  the  Fund’s records or  placed in  a  segregated account with  the  Fund’s custodian; (3) has an absolute and immediate right to acquire the security without additional cost (or if additional consideration is required, cash or other liquid assets in such amount have been segregated); or (4) segregates cash or other liquid assets on the Fund’s records or with the custodian in an amount equal to (when added to any margin on deposit) the current market value of the call option, but not less than the exercise price, marked to market daily. If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price or pay the difference. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  All put options written by a Fund will be covered by: (1) segregating cash, cash equivalents, such as U.S. Treasury securities or overnight repurchase agreements, or other liquid assets on the Fund’s records or with the custodian having a value at least equal to exercise price of the option (less cash received, if any); or (2) holding a put option on the same security as the option written where the exercise price of the written put option is (i) equal to or higher than the exercise price of the option written or (ii) less than the exercise price of the option written provided the Fund segregates cash or other liquid assets in the amount of the difference.

A Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. See “Investment Restrictions.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Illiquid Investments

Each of the Funds may hold up to an aggregate amount of 15% of its net assets in illiquid investments (calculated at the time of investment).  The Funds will monitor their portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of a Fund’s net assets are held in illiquid investments. The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid investments include investments subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with Commission staff guidance and include, among other things, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws.  A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid.  In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid.  Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of a Fund’s Board of Trustees.

Investments in Other Investment Companies

Each  Fund may invest in the securities of other investment companies consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund. A fund may also invest in the securities of other investment companies if the fund is part of a “master- feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder.

If a Fund invests in, and thus is a shareholder of, an ETF, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such ETF, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own Advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Closed-End Funds.  Each Fund may invest in closed-end funds. Closed-end funds are pooled investment vehicles that are registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher or lower than the net asset value of a closed-end fund’s portfolio holdings. When such prices are higher, shares are said to be trading at a “premium.” When they are lower, shares are said to be trading at a “discount.” Closed- end fund shares frequently trade at persistent and ongoing discounts to the net asset value of the closed- end fund’s portfolio investments. There can be no guarantee that shares of a closed-end fund held by a Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of the closed-end funds held by a Fund will exist. A Fund may not be able to sell closed-end fund shares at a price equal to the net asset value of the closed-end fund. While a Fund seeks to take advantage of differences between the net asset value of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective. While each Fund attempts to invest in a diversified basket of closed-end funds, lackluster performance of a single closed-end fund can have a negative impact on the performance of the Fund as a whole. A Fund may lose money on its investment in any closed-end fund which, in turn, may cause investors to lose money on an investment in the Fund.

Lending of Portfolio Securities

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 331/3% of the total asset value of a Fund (including the loan collateral). A Fund will not lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund. A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Pooled Investment Vehicles

Each Fund may invest in the securities of pooled vehicles that are not investment companies. These pooled vehicles typically hold currency and may hold commodities, such as gold or oil, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Advisor and the other expenses that the Fund bears directly in connection with its own operations.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by a Fund. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because a Fund’s portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what the Funds’ actual portfolio turnover rates will be in the future.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate.  Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and options contracts in which a Fund invests since such contracts generally have a remaining maturity of less than one year.

Repurchase Agreements

Each Fund may enter into repurchase agreements with financial institutions, which may be deemed to be loans. Each Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well- established financial institutions whose condition will be continually monitored by the Advisor.  In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets.  The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy. However, each Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities.  Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.   Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund.  Each Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

U.S. Government Securities

Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; U.S. Treasury bonds generally have initial maturities of greater than ten years; and Treasury Inflation-Protected Securities (“TIPS”) are issued in in maturities of five, ten, or thirty years.  Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government- sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

When-Issued and Delayed-Delivery Securities

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction).  These securities are subject to market fluctuation and no interest accrues to the purchaser during this period.  At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. Each Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested.  At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.  Each Fund will also establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities.  The Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.

Zero Coupon Bonds

Each Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons.  Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity.   Such obligations have greater price volatility than  coupon obligations and  other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds.  Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, a Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.  Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments.  Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity.   Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds.  Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”).   While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon- bearing bonds.  Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INFORMATION ABOUT THE INDICES

The Markit CDX North American Investment Grade Index is currently composed of credit default swaps relating to 125 investment grade Reference Entities. All entities are domiciled in North America.  A new series of the Index is issued every six months in March and September, which effectively serves as a rebalancing to reflect the then current credit markets.

The Markit CDX North American High Yield Index is currently composed of credit default swaps relating to 100 non-investment grade Reference Entities.  A new series of the Index is issued every six months in March and September, which effectively serves as a rebalancing to reflect the then current credit markets.

Markit has developed and published specific rules for each Index, most recently updated on August 31st, 2012 in the publicly available “Index Methodology for the CDX and LCDX Indices”  (the “Index Methodology”).

Component members of an Index are approved by majority vote of a committee comprised of members who are active participants in the credit markets.  Generally, the composition of membership in each Index is determined by selecting unique Reference Entities with the most liquid credit derivatives based on trailing six-month trading volume published on The Depository Trust & Clearing Corporation (“DTCC”) Trade Information Warehouse.  Once a series of an Index is issued, no additional companies are added to the Index as component members of such Index.

Component members of an Index may be removed under certain circumstances, including a credit event such as a default and under certain circumstances, by a majority vote of the members of the committee.  When a new series of an Index is released every six months, the component members of an Index are updated to reflect changes in the markets and the new component members are approved by a majority vote of the committee members.

Each Reference Entity has an equal weighting in the applicable CDX Index.  A list of Reference Entities for the CDX Indices is published from time to time by or on behalf of Markit Group Limited (“Markit”).

INVESTMENT RESTRICTIONS

Fundamental Policies of the Funds

In addition to the limits disclosed above and the investment limitations described in the Prospectus, the Funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Borrowing. Each Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities. Each Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps (including credit default swaps), forward contracts, foreign currency spot and forward contracts or other derivative instruments.

Concentration. Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations, except that each Fund may concentrate in any industry in which its benchmark index is so concentrated. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of investment companies.

Loans; Repurchase Agreements and Loans of Portfolio Securities. Each Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.  For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective Depositary Receipt.

Real Estate. Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Senior Securities. Each Fund may not issue senior securities, except to the extent permitted by the 1940
Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting. Each Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”),  in the disposition of restricted securities or in connection with investments in other investment companies.

The 1940 Act presently allows a fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 331/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets at the time of the loan and (3) enter into reverse repurchase agreements.  Concentration in an industry or group of industries is currently defined as an investment of 25% or more of a fund’s total assets in that industry.

CONTINUOUS OFFERING

The method by which Creation Units are created and sold may raise certain issues under applicable securities laws. Because new Creation Unit of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933
Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer  firms  should  also  note  that  dealers  who  are  not  “underwriters,”  but  are  effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Shares of the Funds are listed and traded on the Exchange.  The shares of the Funds will trade on the Exchange at prices that may differ to some degree from a Fund’s NAV.  There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage  Transactions.  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

The CDS and CDX swaps the Funds intend to enter into will be executed either over-the-counter or with counterparties who agree to clear these transactions through a futures commission merchant (“FCM”).  When entering into a  CDS or CDX swap, the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.  In the selection of FCMs, the Advisor, bearing in mind the Funds’ best interests at all times, shall consider all factors it deems relevant, including: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the reputation, experience and financial stability of the FCM involved; and the quality of service rendered by the FCM in other transactions.

Brokerage Selection.  The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions.  When one or more broker-dealers is believed capable of providing the best combination of price and execution, the Advisor may not select a broker-dealer based on the lowest commission rate available for a particular transaction.  In such cases, the Advisor may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services provided to the Advisor consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”), which provides that the Advisor may cause a Fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker-dealer would have charged as long as the Advisor makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.  To the extent the Advisor obtains brokerage and research services that it otherwise would acquire at its own expense, the Advisor may have an incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

The Advisor will only obtain brokerage and research services from broker-dealers in arrangements that are consistent with Section 28(e) of the Exchange Act.  The types of products and services that the Advisor may obtain from broker-dealers through such arrangements will include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  The Advisor may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker- dealer providing such products and services.  Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of brokerage and research services.

In some cases the Advisor may receive a product or service from a broker that has both a “research” and a “non-research” use.  When this occurs, the Advisor will make a good faith allocation between the research and non-research uses of the product or service.  The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

Securities of “Regular Broker-Dealers.  Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or  (iii) sold the largest dollar amounts of the Trust’s shares.  Because the Funds are new, as of the date of this SAI, the Funds did not hold any securities of its “regular brokers and dealers.”

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board of Trustees is responsible for overseeing the management and affairs of the Funds and each of the Trust’s other funds, which are not described in this SAI. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust.  Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, Distributor and Administrator.  The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers.  Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Advisor is responsible for the day- to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that activity. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Board’s role in risk management oversight begins before the inception of a fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust’s Chief Compliance Officer and the fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Advisor and receives information about those services at its regular meetings.  In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board meets with the Advisor to  review  such  services.   Among  other  things,  the  Board  regularly considers the Advisor’s adherence to  the  Funds’ investment restrictions and  compliance with various Fund policies and procedures and with applicable securities regulations.  The Board also reviews information about the Funds’ investments, including, for example, portfolio holdings schedules and reports on the Advisor’s use of higher-risk financial instruments, such as derivatives, in managing the Funds, if any, as well as reports on the Funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Advisor risk assessments.  At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor.  The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities.   The Administrator makes regular reports to the Board concerning investments for which market quotations are not readily available.  Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls.  Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods.  The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, the Chief Compliance Officer, the independent registered public accounting firm, and other service providers, the Board and the Audit Committee review in detail any material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk.  Most of the Funds’ investment management and business affairs are carried out by or through the Funds’ Advisor and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.   As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust.  Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust.  Also included below is the term of office for each of the Executive Officers of the Trust.  The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Chairman of the Board, Stephen C. Rogers, is an interested person of the Trust as that term is defined in the 1940 Act.  The Trust does not have a single lead independent Trustee.  The Trust has determined its leadership structure is appropriate given the specific characteristics the Trust and its operations.   The Trust made this determination in consideration of, among other things, the fact that the Trustees who are not interested persons of the Funds (i.e., “independent Trustees”) constitute at least fifty percent (50%) of the Board, the fact that the Audit Committee is composed of the independent Trustees, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board.  The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee
Interested Trustee
Stephen C. Rogers* P.O. Box 387 San Francisco, CA 94104 (1966)	President, since 2008; Chairman of the Board & Trustee since 2008	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present; Secretary 1999 to November 2012.	4	Shelton Funds
Independent Trustees
TBD	TBD	TBD	TBD	TBD
TBD	TBD	TBD	TBD	TBD
Officers of Exchange Traded Spreads Trust
Stephen C. Rogers P.O. Box 387 San Francisco, CA 94104 (1966)	President, since 2008; Chairman of the Board & Trustee since 2008	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present; Secretary 1999 to November 2012.	4	Shelton Funds
TBD	TBD	TBD	TBD	TBD

*	Mr. Rogers is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

Board Standing Committee. The Board has established the following standing committee:

Audit Committee.   The Board has a standing Audit Committee that is composed of each of the independent Board members of  the  Trust.    The Audit Committee operates under a  written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) serving as a channel of communication between the independent registered public accounting firm and the Board; (iv) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports; (v) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vi) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; (vii) reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and (viii) other audit related matters.  Each Independent Trustee serves as a member of the Audit Committee. The Audit Committee will meet periodically as necessary.

Individual Trustee Qualifications.

Individual Trustee qualifications are noted in the table above. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.

•           Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Funds, including legal, accounting, the financial industry and the investment industry.

•           No conflicts which would interfere with qualifying as independent.

•           Appropriate interpersonal skills to work effectively with other Independent Trustees.

•           Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.

•           Diversity of background.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and all Exchange Traded Spreads Trust funds as of the end of the most recently completed calendar year.  Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

[To be Added

Board Compensation. The following table sets forth the compensation that was paid to each Trustee by the Trust for the fiscal year ending XXXXX.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Interested Trustee
TBD	$0	N/A	N/A	$0
Independent Trustees
TBD	$0	N/A	N/A	$0
TBD	$0	N/A	N/A	$0

Control Persons and Principal Holders of Securities

Because the Funds are new, as of the date of this SAI, there were no beneficial owners of the Funds.

Codes of Ethics

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1.   These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to  engage  in  personal  securities  transactions,  but  are  required  to  report  their  personal  securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs.  Copies of the Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Funds’ proxy voting record.

The Trust will annually disclose its complete proxy voting record on Form N-PX.   The Trust’s most recent Form N-PX will be available without charge, upon request by calling 800.955.9988 or by writing to the Trust at 44 Montgomery Street, Suite 2100, San Francisco, CA 94104. The Trust’s Form N-PX will also be available on the SEC’s web site at www.sec.gov.

The Advisor and the Advisory Agreement

The Advisor, a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), is located at 44 Montgomery Street, Suite 2100, San Francisco, CA 94104.  The Advisor is a California limited liability company organized on XXXXX. The managing member of the Advisor is CCM Partners, LP, a California Limited Partnership. CCM Partners is controlled by a privately held partnership, RFS Partners, LP, which in turn is controlled by a family trust of which Mr. Stephen C. Rogers is co-trustee.

Pursuant to an investment advisory agreement with the Trust dated xxxxxxx, as amended from time to time (the “Advisory Agreement”), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control of the Board and the officers of the Trust.

For its investment management services, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of xxxx % based on the average daily net assets of a Fund. The Advisor has contractually agreed to reduce its fees and/or reimburse expense in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding xxxx% of each Fund’s average daily net assets for at least a year from the date of the Fund’s Prospectus. The expense limitation agreement (i) may be terminated at any time by the Board, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one-year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Funds.  The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to the Funds, upon the affirmative vote of a majority of the outstanding voting securities of the Funds; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust.  If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and xxxxxx% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

The Advisor is responsible for the management of the Funds and oversees the investment and the reinvestment of the assets of the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust.  The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of the Funds in order to limit the Funds’ operating expenses as described in the Prospectus.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Advisor, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund. In addition, the Advisor may at any time terminate the Advisory Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust.

Factors considered by the Board in the approval or renewal of the Advisory Agreement will be included in the Funds’ first Annual or Semi-Annual Report to Shareholders following the Funds’ commencement of operations.

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Portfolio Manager Compensation

Compensation. The portfolio managers are compensated by the Advisor and do not receive any compensation directly from the Funds.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Funds as of the date of this SAI.

Accounts Managed by Portfolio Managers. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
William P. Mock	x	$x	0	$0	x	$x
Stephen C. Rogers	x	$x	0	$0	0	$0

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as a Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Administration, Custody and Transfer Agency Agreements

The Bank of New York Mellon (the “Administrator”) serves as administrator, custodian and transfer agent for the Funds.  The principal address of the Administrator is 101 Barclay Street, New York, New York 10286. Under an administration agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Funds. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services.  Under a custodian agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Funds, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by it and to make payments for securities purchased by the Trust for the Funds. Pursuant to a transfer agency and service agreement with the Trust, the Administrator acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust.

Distribution

Distributor. ALPS Fund Services, Inc. (the “Distributor”) serves as the principal underwriter and distributor of shares of the Funds. The principal address of the Distributor is 1290 Broadway, Suite 1100, Denver, CO 80203.  The Distributor has entered into agreement with the Trust pursuant to which it distributes shares of the Funds (the “Distribution Agreement”).   The Distributor continually distributes shares of the Funds on a best effort basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distribution Agreement will continue for two years from its effective date and is renewable annually.  Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the Prospectus and this SAI.  Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds.  The Distributor is not affiliated with the Trust, the Advisor, or any stock exchange.

The Distribution Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds.  The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Costs and Expenses.   The Funds bears all expenses of their operation other than those assumed by the Advisor. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and fees and expenses paid to any securities pricing organization.

BOOK ENTRY ONLY SYSTEM

The  following information supplements and  should be read  in  conjunction with  the  section in  the Prospectus entitled “Shareholder Information.”

Depository Trust Company (“DTC”) acts as securities depository for the Funds’ shares.  Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and  Beneficial Owners of  shares held  through such DTC  Participants will  be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.  The DTC Participants’ rules and policies are made publicly available through its website at: www.dtcc.com.

CREATION AND REDEMPTION OF CREATION UNITS Creation

The Trust issues and sells shares of the Funds only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of an in- kind deposit of a designated portfolio of securities – the “Deposit Securities” -- per each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash -- the Cash Component -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from a Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Administrator, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next- announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of the Fund.  In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a “cash in lieu” amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of a Fund.

Procedures for Creation of Creation Units.  To be eligible to place orders to create a Creation Unit of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized  Participant.”  Investors  should  contact  the  Distributor  for  the  names  of  Authorized Participants that have signed a Participant Agreement with the Funds. All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (50,000 in the case of the Funds). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 3:00 p.m., Eastern Time, an hour earlier than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m. Eastern Time) (“Closing Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to 3:00 p.m., Eastern Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the  Federal  Reserve  Bank  wire  system  by  contacting  the  operations  department  of  the  broker  or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using the Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Funds’ transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m., Eastern Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. An order to create Creation Units using the Clearing Process made in proper form but received by  a  Fund  after  3:00  p.m.,  Eastern  Time,  will  be  deemed  received  on  the  next  Business  Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day.

Placement of  Creation Orders Outside the  Clearing Process.    Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m., Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of a Fund. The delivery of Creation Units of a Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m., Eastern Time on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 p.m., or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of a Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee*
ETSpreads Investment Grade Tighten Fund	$X
ETSpreads Investment Grade Widen Fund	$X
ETSpreads High Yield Tighten Fund	$X
ETSpreads High Yield Widen Fund	$X

*
To the extent a Creation Unit consists of more than 100 securities, an additional Creation Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

Shares  may  be  redeemed only  in  Creation Units  at  their  NAV  next  determined after  receipt of  a redemption request in proper form by a Fund through the Administrator and only on a Business Day. The Trust will  not redeem shares in amounts less than  Creation Units.  Beneficial  Owners  must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to a Fund, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities – as announced by the Administrator on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by a Fund after
3:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time, if transmitted by mail, or by 2:00 p.m., Eastern Time, if transmitted by other means on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of a Fund and the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than 3:00 p.m., Eastern Time on the Transmittal Date, and the requisite number of shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than 3:00 p.m., Eastern Time on the Transmittal Date but either (1) the requisite number of shares of a Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of a Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1)
for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund	Redemption Transaction Fee*
ETSpreads Investment Grade Tighten Fund	$X
ETSpreads Investment Grade Widen Fund	$X
ETSpreads High Yield Tighten Fund	$X
ETSpreads High Yield Widen Fund	$X

*
To  the  extent  a  Creation  Unit  consists  of  more  than  100  securities,  an  additional  Redemption Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and  should be read in conjunction with the section in the Prospectus entitled “Calculating NAV.”

The NAV per share of a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV per share. The NAV per share for a Fund is calculated by the Administrator and determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing a Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities is taken from the exchange where the security is primarily traded. Pricing and market information for CDS and CDX swaps is available by subscription and information on pricing is distributed on Bloomberg and other similar resources.  ICE Clear Credit (“ICE”) provides daily price and transaction information for these swaps by subscription to its members and other market participants.   Accordingly, the Funds plan to use this and other pricing data provided by third parties for purposes of determining their NAVs. Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined in good faith by the Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES Dividends and Distributions

The  following information supplements and  should be read  in  conjunction with  the  section in  the
Prospectus entitled “Shareholder Information.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by a Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

A Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends for a Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service.  No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Federal Income Taxes

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus.  No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company (RIC) Status

Each Fund will seek to qualify for treatment as a RIC under the Internal Revenue Code.  Provided that for each tax year a Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to or greater than the sum of 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that a Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, income from certain qualified publicly traded partnerships, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If a Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test.  In order to qualify for relief provisions for a failure to meet the Asset Test, a Fund may be required to dispose of certain assets.  If a Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although the dividends could be eligible for the dividends received deduction for corporate shareholders and, the dividends may be eligible for the lower tax rates available to noncorporate shareholders on qualified dividend income. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify for treatment as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long- term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for the year and 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, plus 100% of any income or capital gains not distributed in prior years and on which the Fund paid no federal income tax.   Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no  assurances that  all  such tax  liability will be eliminated.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. However, each Fund may determine not to distribute, or determine to defer the distribution of, some portion of its income in non-routine circumstances.  If a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will  be  entitled  to  credit  their  proportionate  shares  of  the  35%  tax  paid  by  the  Fund  on  the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Dividends received by a Fund from an ETF taxable as a RIC may be treated as qualified dividend income to the extent the dividend distributions are attributable to qualified dividend income received by such ETF. A Fund’s investment strategies may limit its ability to distribute dividends eligible for treatment as qualified dividend income.  A Fund’s investment strategy may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

Distributions reported to Fund shareholders as capital gain dividends shall be taxable as long-term capital gains ( at a maximum rate of 20%), regardless of how long the shareholder has owned the shares.  A Fund’s shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, earned during the period of investment in the Fund.

If a Fund’s distributions for a taxable year exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and generally result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Dividends and distributions from a Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates, and trusts for taxable years beginning after December 31, 2012.

Sales and redemptions of Fund shares are generally taxable transactions for federal income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

All or a portion of any loss realized upon the sale or redemption of Fund shares will be disallowed to the extent that substantially identical shares in a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption.  Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Foreign Taxes Imposed on the Fund and Certain ETFs

A Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. If more than 50% of the value of a Fund’s assets at taxable year-end is represented by debt and equity securities of foreign corporations, the Fund intends to elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Internal Revenue Code.

Options, Swaps and Other Complex Securities

A Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund, cause income or gain to be recognized even though corresponding cash is not received by the Fund and/or defer the Fund’s ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed by a Fund.

A Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts and options as of the end of the year as well as those actually realized during the year.  Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non- equity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

If a Fund engages in transactions in foreign currencies and forward foreign currency contracts, these will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer losses. These rules could therefore affect the character, amount and timing of income distributed by a Fund. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements, if applicable, for avoiding income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Back-Up Withholding

In certain cases a Fund will be required to withhold (as “backup withholding”) on reportable dividends and distributions, as well as the proceeds of any redemptions of Creation Units, paid to a shareholder who:  (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).   Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the U.S. (discussed below).

Foreign Shareholders

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains.      Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Distributions paid after December 31, 2013 and redemption payments paid after December 31, 2016 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends.  Distributions paid after December 31, 2013 and redemption payments paid after December 31, 2016 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.  The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

Taxes on Creation and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.  In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Internal Revenue Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a  redemption will be  treated as  giving rise to  a distribution under section 301 of the Internal Revenue Code and the tax consequences of Internal Revenue Code section 301 distributions are complex.  Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

A Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit.  A Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Other Tax Considerations

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A Fund may be subject to tax or taxes in certain states where the Fund does business.  Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisers regarding the particular tax consequences to them of an investment in the Funds, and regarding specific questions as to foreign, federal, state, or local taxes.

OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds.  These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds’ Advisor, principal underwriter, or any affiliated person of the Fund, the Advisor, or the principal underwriter.

Each Business Day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of a Fund in the secondary market.   This information typically reflects a Fund’s anticipated holdings on the following business day. Daily access to information concerning a Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor, and other service providers, such as the Administrator, and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with a Fund and/or the terms of a Fund’s current registration statement. As of the date of this SAI, the Funds have not yet commenced operations and therefore, did not disclose portfolio holdings information to any individual or entity.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

The Funds’ Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.   In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds’ Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion.  For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Funds and does not mean the cash investments, derivatives and other investment positions (collectively, other investment positions) held by the Funds, which are not disclosed.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

Voting Rights

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.  Shareholders receive one vote for every full Fund share owned. A Fund or class of the Fund, if applicable, will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by shareholders owning at least 50% of the outstanding shares of the Trust. If a meeting is requested by shareholders, the Trust will provide  appropriate  assistance  and  information  to  the  shareholders  who  requested  the  meeting. Shareholder inquiries can be made by calling 800.955.9988 or by writing to the Trust at 44 Montgomery Street, Suite 2100, San Francisco, CA 94104.

Shareholder Inquiries

Shareholders may visit the Trust’s web site at www.etspreads.com or call 800.955.9988 to obtain information on account statements, procedures, and other related information.

COUNSEL

Sutherland Asbill & Brennan LLP, 700 Sixth Street, NW., Suite 700, Washington, D.C. 20001, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trusts’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

CUSTODIAN

The Bank of New York Mellon (the “Custodian”), located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian (the “Custody Agreement”).  Under the Custody Agreement, the Custodian holds the portfolio securities of the Funds and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

Financial Statements and Annual Reports will be available after the Funds have completed a fiscal year of operations.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

[To be added]

Exchange Traded Spreads Trust

FORM N-1A

PART C
OTHER INFORMATION

Item 28.  Exhibits

(a)	Agreement and Declaration of Trust (1)

(b)	By-Laws (2)

(c)	Instruments Defining Rights of Security Holders – See Articles III and V of the Agreement and Declaration of Trust incorporated by reference to Pre-Effective Amendment 1.

(d)	Form of Investment Advisory Agreement (2)

(e)	(1) Form of Distribution Agreement (2)
(2) Form of Authorized Participant Agreement (2)

(f)	Bonus or Profit Sharing Contracts - Not applicable.

(g)	Form of Custodian Agreement (2)

(h)	Other Material Contracts

(1)	Form of Administrative Agency Agreement (2)

(2)	Form of Fund Accounting and Services Agreement (2)

(3)	Form of Transfer Agency and Service Agreement (2)

(i)	Opinion and Consent of Sutherland Asbill & Brennan (2).

(j)	Other opinions – Independent Auditors’ Consent (2)

(k)	Omitted Financial Statements - Not applicable

(l)	Initial Capital Agreement (2)

(m)	Rule 12b-1 Plan – (2)

(n)	Rule 18f-3 Plan -- Not Applicable

(o)	Reserved.

(p)	Code of Ethics

(1)	Code of Ethics of Trust (2)
(2)	Code of Ethics of Adviser (2)

_______________________________

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-148886) filed on January 28, 2008
(2)	To be filed by amendment

Item 29.  Persons Controlled by or under Common Control with Registrant.

The Trust may be deemed to be under the control of its investment adviser, ETSpreads, LLC (the “Manager”).   The Manager is a California limited liability company.   The Manager is controlled by CCM Partners, LP (“CCM”), a privately held California limited partnership which in turn is controlled by a family trust of which Mar. Stephen C. Rogers is a co-trustee.

Item 30.  Indemnification

Article VII of the Registrant's Declaration of Trust provides that an agent of the Trust (including the trustees and offers of the Trust), when acting in the agent’s capacity as such, shall be liable to the Trust and to any shareholder solely for such agent’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such agent, and for nothing else.  Such an agent also shall not be liable for errors of judgment or mistakes of fact or law.  Subject to the foregoing and to the fullest extent that limitations on the liability of trustees and officers are permitted by the Delaware Statutory Trust Act or other applicable law, a trustee or officer shall not be responsible or liable in any event for any act, omission, neglect or wrongdoing of any other agent of the Trust, and/or of any officer, employee, consultant, investment adviser, principal underwriter, administrator, fund accountant or accounting agent, custodian, transfer agent, dividend disbursing agent and/or shareholder servicing agent of the Trust.

Article VII also provides that the Registrant shall indemnify, out of Trust property, to the fullest extent permitted under applicable law, any trustee or officer of the Trust who was or is a party or is threatened to be made a party to any legal proceeding by reason of the fact that such person is or was a trustee or officer of the Trust, against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if the person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful. Further, the termination of any proceeding by judgment, order or settlement does not of itself create a presumption that such person did not act in good faith or that such person had reasonable cause to believe that such person's conduct was unlawful. Notwithstanding the foregoing, the Trust is not permitted to indemnify trustees or officers against such person's willful misfeasance, bad faith, gross negligence or reckless disregard of their duties as an officer or trustee. The Declaration of Trust also provides that a trustee or officer may receive advancement of expenses in defending any proceeding or action. The Declaration of Trust provides that any indemnification under Article VII shall be made by the Trust if authorized in the specific case on a determination that indemnification of the Trustee or officer is proper in the circumstances by a majority vote of independent trustees, by a committee of independent trustees designated by majority vote of independent trustees then in office, or by independent legal counsel in a written opinion.  Agents and employees of the Trust who are not trustees or officers may be indemnified under the same standards and procedures described above, at the discretion of the trustees.

Additionally, with respect to indemnification against liability incurred by Registrant's underwriter, reference is made to Section ___ of the Distribution Agreement dated ______________ between Registrant and ALPS Distributors, Inc.  With respect to indemnification against liability incurred by Registrant's investment adviser, reference is made to Section ___  of the Investment Advisory Agreement dated __________  between the Registrant and ETSpreads, LLC.

Item 31.  Business and Other Connections of Investment Adviser.

Currently, the Manager’s sole business activity is serving as the investment adviser to each series of the Registrant.  CCM is the managing member of the Manager, and certain persons providing investment advice on behalf of the Manager also provide investment advice on behalf of CCM.  CCM is the investment adviser of the Shelton Funds and Shelton Greater China Fund (and their predecessors), diversified, open-end management investment companies.

Item 32.  Principal Underwriters

ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment Companies:  AARP Funds, ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., BLDRS Index Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Heartland Group, Inc., HealthShares, Inc., Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, MTB Group of Funds, Pax World Funds, PowerShares QQQ 100 Trust Series 1, Realty

Funds, Inc., Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDAX Funds, Inc., Utopia Funds, W.P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and Wisdom Tree Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Edward J. Burke	President; Director
Thomas Carter	Managing Director – Business Development; Director
Jeremy O. May	Managing Director – Operations and Client Service; Assistant Secretary; Director
Spencer Hoffman	Director
John C. Donaldson	Chief Financial Officer
Diana Adams	Vice President, Controller, Treasurer
Robert J. Szydlowski	Chief Technology Officer
Tane Tyler	General Counsel; Secretary
Brad Swenson	Chief Compliance Officer

The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado  80203

Item 33. Locations of Accounts and Records.

(a)	ETSpreads, LLC, 44 Montgomery Street, Suite 2100, San Francisco, California 94104 (records relating to its function as investment adviser for the Registrant).

(b)	ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203(records relating to its function as principal underwriter for Registrant).

(c)	Administrator (records relating to its function as administrator and transfer agent for Registrant).

Item 34.  Management Services

All management-related service contracts are discussed in Part A or Part B of this Form N-1A.

Item 35.  Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on April 9, 2013.

EXCHANGE TRADED SPREADS TRUST
(Registrant)

By /s/ Stephen C. Rogers
Stephen C. Rogers, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following personin the capacities and on the date indicated.

/s/ Stephen C. Rogers	Principal Executive Officer,	April 9, 2013
Stephen C. Rogers	Secretary and Trustee